Exhibit 99.2
CERVITECH, INC.
(A Development-Stage Company)
Unaudited
Financial Statements
As of March 31, 2009 and for the three months ended
March 31, 2009 and 2008

CERVITECH, INC.
Balance Sheet
(unaudited)

March 31,
2009
ASSETS
CURRENT ASSETS:
Cash	$266,726
Accounts receivable, net of allowance for bad debts of $167,507	497,038
Inventory	106,630
Prepaid expenses and other assets	426,450

Total Current Assets	1,296,844

Property and equipment	887,522
Trademark rights, net of accumulated amortization of $77,969	202,719

Total Assets	$2,387,085

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
CURRENT LIABILITIES:
Trade accounts payable, Waldemar Link GmbH & Co. KG	$16,772,518
Note payable, DERU GmbH	16,480,695
Due to LinkBio Corp.	246,423

Total Current Liabilities	33,499,636

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ DEFICIENCY	(31,112,551)

$2,387,085

See accompanying notes to the unaudited financial statements.

CERVITECH, INC.
Income Statements
(unaudited)

	Three Months Ended March 31,
	2009	2008
NET SALES	$342,262	$1,278,043

COSTS OF SALES	545,742	977,001

GROSS PROFIT (LOSS)	(203,480)	301,042

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	859,561	843,769

RESEARCH AND DEVELOPMENT EXPENSES	—	87,068

OPERATING LOSS	(1,063,041)	(629,795)

INTEREST EXPENSE	(312,999)	(245,975)
OTHER COMPREHENSIVE INCOME:
Foreign currency exchange gain (loss)	1,796,445	(2,176,525)

NET INCOME (LOSS)	$420,405	$(3,052,295)

See accompanying notes to unaudited financial statements.

CERVITECH, INC.
Statements of Cash Flows
(unaudited)

	Three Months Ended March 31,
	2009	2008
CASH FLOWS PROVIDED BY (USED FOR):
OPERATING ACTIVITIES:
Net income (loss)	$420,405	$(3,052,295)
Adjustments to reconcile net loss to net cash used for operating activities:
Foreign currency translation	(1,808,737)	2,203,801
Allowance for bad debts	47,507	—
Accrued interest on note payable	312,999	245,975
Changes in certain assets and liabilities:
Accounts receivable	676,863	(761,319)
Inventory	321,749	(95,511)
Prepaid expenses and other assets	19,799	(33,875)
Due from LinkBio Corp.	(59,528)	10,000
Due from Link America, Inc.	425	27,394
Trade accounts payable, payable to Waldemar Link GmbH & Co. KG and accrued expenses	282,986	1,330,698
Due to Pivotal Research	(143,561)	—

Net Cash Provided by (Used for) Operating Activities	70,907	(125,132)

Net increase (decrease) in cash	70,907	(125,132)

Cash at beginning of period	195,819	229,127

Cash at end of period	$266,726	$103,995

See accompanying notes to the unaudited financial statements.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 & FOR THE PERIODS ENDED MARCH 31, 2009 & 2008
NOTE 1 — ORGANIZATION:
Cervitech, Inc. (the “Company”) was incorporated in the State of Delaware on January 14, 2003. The Company intends to distribute cervical implants throughout the United States and abroad.
The majority stockholder of the Company, DERU GmbH (“DERU”) provides the Company with extended payment terms for working capital loans. The Company remains dependent upon the continued support of DERU GmbH with respect to such arrangements. DERU GmbH has represented that it has no present plans or intentions to discontinue providing such support.
Waldemar Link GmbH & Co. KG (“Link Hamburg”), a related company through common ownership, provides financial support and assistance to the Company in the form of extended payment terms for inventory purchases. The Company remains dependent upon the continued support of Link Hamburg with respect to such arrangements. Link Hamburg has represented that it has no present plans or intentions to discontinue providing such support.
Substantially, all the products sold by the Company are purchased from Link Hamburg. Link Hamburg establishes the purchase price of such products.
NOTE 2 — GOING CONCERN:
As shown in the accompanying financial statements, the Company has accumulated losses through March 31, 2009. As discussed in Note 1, the Company is relying on DERU financially in the form of working capital loans. Additionally, the Company is relying on Link Hamburg financially in the form of extended payment terms for inventory. These factors raise substantial doubt about the Company’s ability to continue as a going concern.
In December 2005, the Company received approval from the FDA to begin studies of its cervical implant (“PCM®”) in the United States of America. Management is relying on DERU GmbH and Helmut D. Link’s representations to continue funding the Company to provide the necessary cash flow in order to continue operations.
As disclosed in Note 13, on May 8, 2009, the stockholders of the Company sold 100% of the Company’s outstanding stock.
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Basis of Accounting:
The Company’s policy is to prepare its financial statements on the accrual basis of accounting.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 & FOR THE PERIODS ENDED MARCH 31, 2009 & 2008
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)
Accounts Receivable:
The Company utilizes the reserve method of accounting for doubtful accounts. The reserves are based on historical experience and management’s evaluation of outstanding accounts receivable at the end of each year. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable
Inventory:
Inventory consists of the PCM® cervical system implants (“PCM®”) and PCM® instruments purchased for resale and are valued using the first-in, first-out basis or specific identification based on prices charged by Link Hamburg. At March 31, 2009, management has determined that certain implants included in inventory at March 31, 2009 have no re-sell value or will be sold at a price below the purchase price and provided a reserve against the value.
Trademark Rights:
During 2004, the Company purchased from Link Hamburg the trademark rights to the PCM® implant. The purchase price was $280,687 (€225,000). The Company is amortizing the trademark rights on a straight line basis over 15 years.
Revenue Recognition:
The Company recognizes revenue for the PCM® implants and PCM® instruments sold in the United States of America when the products are surgically implanted. Revenue from the sale of PCM® implants and PCM® instruments to foreign countries is recognized upon shipment.
Research and Development Costs:
Expenditures relating to field studies and trials by the Federal Drug and Administration (“FDA”) prior to their approval of the PCM® for sale and distribution in the United States of America are expensed as incurred.
Advertising Costs:
Advertising costs are expensed as incurred.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 & FOR THE PERIODS ENDED MARCH 31, 2009 & 2008
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)
Foreign Currency Transactions/Translation:
The Company is billed in Eurocurrency (“Euro”). Realized exchange gains and losses resulting from foreign currency transactions are recorded in the statements of operations and comprehensive loss in the period in which they occur. Foreign exchange translation gains and losses are reported as other comprehensive loss and included as a component of stockholders’ deficiency.
Federal Income Taxes:
The Financial Accounting Standards Board issued Statement No. 109, “Accounting for Income Taxes” (SFAS 109), which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred taxes are also recognized for operating losses that are available to offset future taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to an amount expected to be realized.
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an entity’s financial statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. FIN 48 requires an entity to recognize the financial statement impact of a tax position when it is more likely than not that the position will be sustained upon examination. In December 2008, the FASB issued FASB Staff Position (FSP) FIN 48-3, Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises, which allows deferral of FIN 48 for certain nonpublic enterprises included within the FSP’s scope to financial statements for fiscal years beginning after December 15, 2008. The Company has elected to defer implementation of FIN 48.
The determination of uncertain tax positions in the accompanying financial statements uses the tax judgments as reported on the Company’s tax returns which are based on the requirements for filing the returns. These filings may be subject to amendment or change during an examination by the various taxing authorities, which has not been considered in the determination of the Company’s tax assets or liabilities included in the accompanying financial statements.
The Company does not expect that the adoption of FIN 48 will have a material effect on its financial position, results of operations or cash flows.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 & FOR THE PERIODS ENDED MARCH 31, 2009 & 2008
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)
Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
Reclassifications:
Certain amounts in the prior year’s financial statements have been reclassified to conform to the presentation in the current year’s financial statements.
NOTE 4 — DEVELOPMENT-STAGE COMPANY:
The Company, in the development-stage, began to generate revenue during 2004, which does not provide assurance of future revenues. Even if marketing efforts are successful, substantial time will pass before significant revenues will be realized and, during this period, the Company may require additional funds.
The PCM® study began in the United States of America in December 2005. The Company is currently selling the product worldwide through a network of independent distributors.
Since its inception, the Company has incurred losses and negative cash flows from operations. To date, the Company has been dependent upon debt financing from DERU GmbH (the majority stockholder of the Company) to fund its operations. Management’s plans include obtaining additional debt financing from DERU GmbH. This financing will be used to fund continuing operations of the Company until it achieves positive operating cash flows. As disclosed in Note 13, the stockholders of the Company sold 100% of the Company’s outstanding stock.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 & FOR THE PERIODS ENDED MARCH 31, 2009 & 2008
NOTE 5 — NOTES PAYABLE, RELATED PARTY:
As of March 31, 2009, the Company has a line of credit available up to a maximum of €13,000,000 from its majority stockholder, DERU GmbH. The line of credit is due January 5, 2010.
The note balance, including accrued interest, is included in current liabilities.
NOTE 6 — LEASE OBLIGATIONS:
During 2004, the Company entered into a lease agreement for the rental of office space in California. The term of the lease was four years and required yearly rental payments of $18,120, due the first day of each rental year. The lease was extended on a quarterly basis and requires monthly lease payments of $1,623. In addition, the Company pays certain other occupancy expenses. This lease will terminate on June 3, 2009.
On January 1, 2008, Link America, Inc., a related party through common ownership, with the consent of the lessor assigned the lease agreement for the rental of office and warehousing facilities to the Company. The lease agreement provides for monthly rental payments of $9,131, plus additional fees for maintenance. On April 1, 2009, the Company, with the consent of the lessor, assigned the lease agreement for the rental of office and warehousing facilities to LinkBio Corp., a related party through common ownership.
NOTE 7 — ENHANCED NON-COVERED SERVICE EXPENSE PAYMENT PROGRAM:
As an incentive for hospitals and doctors to participate in the PCM® studies, the Company instituted an “Enhanced Non-Covered Service Expense Payment Program” (the “Program”). The Program established set fees the Company will pay to the hospitals and doctors for the services they provide to patients involved in the PCM® studies that are not reimbursable under the patient’s insurance. There is approximately a five month time period from when the PCM® is implanted and the hospital and/or doctor receives notification from the patient’s insurance that the services received are not reimbursable under the patient’s insurance plan.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 & FOR THE PERIODS ENDED MARCH 31, 2009 & 2008
NOTE 8 — PENSION PLAN:
The Company has a 401(k) Plan. Contributions to the plan are at the discretion of management.
NOTE 9 — RELATED PARTY TRANSACTIONS:
The Company purchases the majority of its inventory from Link Hamburg. In addition, Link Hamburg, from time to time, pays expenses on behalf of the Company. The amount due Link Hamburg has been reflected as a current liability on the accompanying balance sheets as there are no defined repayment terms. The payable balance does not bear interest.
The Company received certain administrative services from its sister company, Link America, Inc. (“Link America”). In return for these services the Company pays Link America a monthly fee of $10,000. At December 31, 2007, Link America no longer provides administrative services for the Company. In addition, the Company pays certain expenses on behalf of Link America.
The Company utilizes the research services and expertise of Pivotal Research, Inc. for some of its research and development associated with new and existing orthopaedic implants.
The Company and LinkBio Corp., a related company through common ownership, share certain expenses. The Company and LinkBio Corp. pay certain expenses for each other and subsequently bill for the expenses paid.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 & FOR THE PERIODS ENDED MARCH 31, 2009 & 2008
NOTE 10 — INCOME TAXES:
The Company has loss carry-forwards which can be used to offset future taxable income. However, management does not believe any of the benefits attributed to the loss carry-forwards to be currently realizable and has recorded a full valuation allowance for all periods presented. The loss carry-forwards will begin to expire in 2024 through 2027.
NOTE 11 — COMMITMENTS AND CONTINGENCIES:
The Company’s product subjects the Company to significant risks associated with product liability. The Company has a “Hold Harmless Agreement” (the “Agreement”) with Link Hamburg, the manufacturer of these products. The Agreement provides Link Hamburg will hold the Company, its directors, its officers and employees free and harmless from all claims or liability for bodily injury and or property damage arising out of the activities, services or other involvement of the Company with respect to any sale or delivery of products of Link Hamburg or resulting from or caused by such products.
As a result of this Agreement, the Company does not maintain product liability insurance on its implants. The Company does maintain product liability insurance for its surgical instruments. Link Hamburg will bear all costs and expenses of defending such claims if the cause of any such action had been a defect already existing at the moment when the product left the control of Link Hamburg.
The “Hold Harmless Agreement” does not apply to:
1.	Any expressed warranty or any distribution or sale for a purpose unauthorized by Link Hamburg;

2.	Bodily injury or property damage arising out of,
(a)	any act of the Company which changes the condition of the product,

(b)	any failure to maintain the product in merchantable condition,

(c)	any failure to make such inspections, adjustments, tests or servicing as the Company has agreed to make or normally undertakes to make in the usual course of business, in connection with the distribution or sale of the product,

(d)	any product which after distribution or sale by the insured has been labeled or relabeled or used as a container, part or ingredient of any other thing or substance by or for the Company.
3.	Bodily injury or property damage occurring within the Company’s premises.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 & FOR THE PERIODS ENDED MARCH 31, 2009 & 2008
NOTE 11 — COMMITMENTS AND CONTINGENCIES: (Continued)
Employment Agreements:
During 2008, the Company signed an executive employment agreement (the “Agreement”) with the managing director of the Company to promotion to president, secretary and chief operating officer of the Company. The Agreement states a specified base salary with yearly increases of 5%. The Agreement expires on December 31, 2010.
On September 1, 2006, the Company signed an employment agreement with the director, North American cervical spine motion products. Under the terms of the agreement, the employee will be paid a salary and receive a yearly increase of 4% through the expiration of the agreement on September 4, 2010. In addition, the Company granted the employee 50 restricted shares of common stock, par value $.01 per share, which will vest over the term of the agreement.
On September 15, 2004, the Company signed an employment agreement with the vice president, North American cervical spine motion products. The employee will be paid yearly through the expiration of the agreement on February 14, 2006. In addition, the Company granted the employee 50 restricted shares of common stock, par value $.01, which will vest over a five year vesting schedule. The employment agreement was extended to February 15, 2008 and not renewed beyond that date.
On June 10, 2003, the Company signed an employment agreement with the vice president, international sales and marketing for Europe and Asia. The employee will be paid a yearly base salary through the expiration of the agreement on June 9, 2006. The Company will also pay the vice president a yearly bonus of $10,000 upon achievement of certain milestones. The achievement of each milestone shall be determined by the Company in its sole and absolute discretion. Additionally, the Company granted the vice president 100 restricted shares of common stock, par value $.01, which will vest over a five year vesting schedule. This agreement was terminated in April 2008.
NOTE 12 — CONCENTRATION OF RISK:
Concentrations of Credit Risk:
At March 31, 2009, the Company had approximately $117,000 on deposit in a foreign country bank.
The Company, at various times during the year, maintained cash balances in excess of insured limits.
Concentration of Supply Risk:
As discussed in Notes 1 and 9, the Company purchases the majority of its inventory from Link Hamburg.

CERVITECH, INC.
(A Development-Stage Company)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 & FOR THE PERIODS ENDED MARCH 31, 2009 & 2008
NOTE 13 — SHARE PURCHASE AGREEMENT:
On May 8, 2009, the stockholders of the Company sold 100% of the Company’s outstanding stock. The initial purchase price consideration was paid in a combination of cash and the purchaser’s common stock. An additional amount will be paid upon the approval of the PCM® device from the Food and Drug Administration.